UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2005

VISX, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10694	06-1161793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Central Expressway

Santa Clara, CA 95051-0703

(Address of principal executive offices, including zip code)

(408) 773-2020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 10, 2005, VISX, Incorporated issued an earnings release announcing its financial results for the fourth quarter and twelve months ended December 31, 2004. A copy of the earnings release is attached as Exhibit 99.1.

The information contained in this Current Report and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press release of the Company dated February 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISX, INCORPORATED

By:	/S/ Derek A. Bertocci
Derek A. Bertocci Senior Vice President and Chief Financial Officer

Date: February 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated February 10, 2005.